SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)    October 20, 2003
                                                 -------------------------


                          Varian Medical Systems, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




              Delaware                1-7598            94-2359345
    ----------------------------  ----------------   ------------------
    (State or Other Jurisdiction  (Commission File     (IRS Employer
          of Incorporation)            Number)       Identification No.)


   3100 Hansen Way, Palo Alto, CA                    94304-1030
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code     (650) 493-4000
                                                     ---------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)      Exhibits.

     99.1 Press Release dated October 20, 2003 regarding Varian Medical Systems, Inc.'s announcement that it expects to report strong net orders, sales, and net earnings for the fourth quarter of Fiscal 2003.


Item 12.  Results of Operations and Financial Condition.

     (a) On October 20, 2003, Varian Medical Systems, Inc. issued a press release announcing that it expects strong net orders, sales, and net earnings for the fourth quarter of Fiscal 2003.

         A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Varian Medical Systems, Inc.


                                    By:  /s/ JOSEPH B. PHAIR
                                         -------------------------------------
                                    Name:   Joseph B. Phair
                                    Title:  Vice President, Administration,
                                            General Counsel and Secretary



Dated:  October 20, 2003

                                  EXHIBIT INDEX



Number   Exhibit
------   -------

99.1 Press Release dated October 20, 2003 regarding Varian Medical Systems, Inc.'s announcement that it expects to report strong net orders, sales, and net earnings for the fourth quarter of Fiscal 2003.